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                                                                   EXHIBIT 32(B)

                         CORE MOLDING TECHNOLOGIES, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Core Molding Technologies, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Herman F. Dick, Jr., Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Herman F. Dick, Jr.
                                        ----------------------------------------
                                        Herman F. Dick, Jr.
                                        Treasurer, Chief Financial Officer
                                        and Secretary
                                        May 15, 2006


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